UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2019

Cheniere Corpus Christi Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware			333-215435	47-1929160
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street	,	Suite 1900
Houston	,	Texas		77002
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(713)	375-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Cheniere Corpus Christi Holdings, LLC (“CCH”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K which was originally filed with the Securities and Exchange Commission on September 30, 2019 (the “Original Form 8-K”) to correct a typographical error. This Amendment speaks as of the filing date of the Original Form 8-K. Except for the changes to Item 1.01, this Amendment does not otherwise amend or update any information or exhibits originally set forth in or filed with the Original Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.
Indenture
On September 27, 2019 (the “Issue Date”), Cheniere Corpus Christi Holdings, LLC (“CCH”), an indirect, wholly-owned subsidiary of Cheniere Energy, Inc. (“Cheniere”), issued $727 million aggregate principal amount of its 4.80% Senior Secured Notes due December 31, 2039 (the “Notes”) pursuant to the Indenture, dated as of September 27, 2019 (the “Indenture”), by and between CCH, as issuer, and CCH’s subsidiaries Corpus Christi Liquefaction, LLC (“CCL”), Cheniere Corpus Christi Pipeline, L.P. (“CCP”) and Corpus Christi Pipeline GP, LLC (“CCP GP” and together with CCL and CCP, each, a “Guarantor” and collectively, the “Guarantors”), as guarantors, and The Bank of New York Mellon, as trustee (the “Trustee”). On June 14, 2019, CCH had agreed to sell the Notes pursuant to a Note Purchase Agreement (the “Note Purchase Agreement”) with Allianz Global Investors GmbH, as noteholder consultant, and the purchasers named therein (the “Purchasers”).
Under the terms of the Indenture, the Notes have a final maturity date of December 31, 2039 and accrue interest at a rate equal to 4.80% per annum on the principal amount from the Issue Date. The Notes are fully amortizing according to a fixed sculpted amortization schedule with semi-annual payments of principal and interest and have a weighted average life of 15 years. Amortization of the Notes is deferred until June 30, 2027. Interest will be payable on June 30 and December 31 of each year, beginning on December 31, 2019.
The Notes are senior secured obligations of CCH and rank senior in right of payment to any and all of CCH’s future indebtedness that is subordinated in right of payment to the Notes and equal in right of payment with all of CCH’s existing and future indebtedness (including all loans under CCH’s existing term loan credit facility, all obligations under CCH’s senior working capital facility agreement and all of CCH’s outstanding senior secured notes) that is senior and secured by the same collateral securing the Notes. The Notes are effectively senior to all of CCH’s senior indebtedness that is unsecured to the extent of the value of the assets constituting the collateral securing the Notes.
As of the Issue Date, the Notes are guaranteed by all of CCH’s existing subsidiaries, consisting of CCL, CCP and CCP GP, and will also be guaranteed by certain of CCH’s future domestic subsidiaries. Such guarantees will be joint and several obligations of such guarantors. The Notes will be secured by a first-priority security interest in substantially all of CCH’s and such guarantors’ assets.
At any time or from time to time prior to June 30, 2039, CCH may redeem all or a part of the Notes, at a redemption price equal to the “make-whole” price set forth in the Indenture, plus accrued and unpaid interest, if any, to the redemption date. CCH also may at any time on or after June 30, 2039, redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date.
The Indenture contains customary terms and events of default and certain covenants that, among other things, limit CCH’s ability and the ability of CCH’s restricted subsidiaries to incur additional indebtedness or issue preferred stock, make certain investments or pay dividends or distributions on membership interests or subordinated indebtedness or purchase, redeem or retire membership interests, sell or transfer assets, including membership or partnership interests of CCH’s restricted subsidiaries, restrict dividends or other payments by restricted subsidiaries to CCH or any of CCH’s restricted subsidiaries, incur liens, enter into transactions with affiliates, dissolve, liquidate, consolidate, merge, sell or lease all or substantially all of the properties or assets of CCH and its restricted subsidiaries taken as a whole or permit any Guarantor to dissolve, liquidate, consolidate, merge, sell or lease all or substantially all of its properties and assets. The Indenture covenants are subject to a number of important limitations and exceptions.
The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture, which is filed as Exhibit 4.1 hereto, and is incorporated by reference herein.
The Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered, sold or otherwise transferred except under an exception from, or in a transaction not subject to, the registration requirements of the Securities Act or any other applicable securities laws.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description
4.1*
Indenture, dated as of September 27, 2019, among Cheniere Corpus Christi Holdings, LLC, as issuer, and Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC, as guarantors, and The Bank of New York Mellon, as trustee (Incorporated by reference to Exhibit 4.1 to CCH’s Current Report on Form 8-K (SEC File No. 333-215435), filed on September 30, 2019).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE CORPUS CHRISTI HOLDINGS, LLC

Date:	October 4, 2019	By:	/s/ Michael J. Wortley
		Name:	Michael J. Wortley
		Title:	President and Chief Financial Officer